UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
_______________________

Date of Report
(Date of earliest event reported)
October 27, 2017

              Regal Beloit Corporation
(Exact name of registrant as specified in its charter)

Wisconsin	1-7283	39-0875718
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

  200 State Street, Beloit, Wisconsin 53511-6524
(Address of principal executive offices, including zip code)

  (608) 364-8800
(Registrant’s telephone number, including area code)

              Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On October 27, 2017, the Board of Directors of Regal Beloit Corporation (the “Company”) adopted resolutions to amend and restate the Company’s Amended and Restated Bylaws, effective as of October 27, 2017 (as so amended, the “Bylaws”), to implement proxy access. The Bylaws include a new Section 2.14, Shareholder Nominations Included in the Corporation’s Proxy Materials, in Article II, and they also include a number of ministerial, clarifying and conforming changes to account for proxy access. The added provisions outline specific requirements for utilizing proxy access, including the following:

•	Proxy access will be provided to a shareholder, or a group of up to 20 shareholders, owning at least 3% of the Company’s outstanding common stock continuously for at least three years.

•
Eligible shareholders will be permitted to nominate up to 20% of the total number of directors, rounded down to the nearest whole number (but not less than two), provided that the shareholders and nominees satisfy the requirements specified in the Bylaws.

•
Nominating shareholders will be required to satisfy certain informational and procedural requirements, including (i) that such shareholders do not have an intent or objective to influence or change control of the Company and (ii) that their nominees will not have entered into any agreements as to how they will vote or act on different matters.

The foregoing description is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.
Item 9.01    Financial Statements and Exhibits.
(a)    Not applicable.
(b)    Not applicable.
(c)    Not applicable.

(d)	Exhibits. The following exhibit is being filed herewith:
REGAL BELOIT CORPORATION
Exhibit Index to Report on Form 8-K

Exhibit Number	Exhibit Description
3.1	Amended and Restated Bylaws of Regal Beloit Corporation, effective as of October 27, 2017.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGAL BELOIT CORPORATION
Date: October 30, 2017	By: /s/ Thomas E. Valentyn Thomas E. Valentyn Vice President, General Counsel and Secretary

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